UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   April 15, 2004
(date of earliest event reported)

VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605
_____________

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court
Minneapolis, Minnesota 55369
(Address of Principal Executive Offices)

(763) 656-4300
(Registrant’s telephone number, including are code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits

        (c)   The following exhibit is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1 Press Release, dated April 15, 2004, of Vascular Solutions, Inc.

Item 12.   Results of Operations and Financial Condition

        The following information is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On April 15, 2004, Vascular Solutions, Inc. issued a press release to report the Company’s results of operations and financial condition for the completed fiscal quarter ended March 31, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VASCULAR SOLUTIONS, INC.
Date: April 15, 2004	By: /s/ James Hennen
James Hennen Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated April 15, 2004, of Vascular Solutions, Inc.